UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2012 (December 3, 2012)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney, Suite 2100 Houston, Texas		77010 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 3, 2012, Memorial Production Partners LP (the “Partnership”), Memorial Production Operating LLC (“Operating”), Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the other parties thereto entered into a third amendment to the Credit Agreement, dated as of December 14, 2011 (as amended by the First Amendment to Credit Agreement and Second Amendment to Credit Agreement, the “Credit Agreement”), by and among the Partnership, Operating, the Administrative Agent, JPMorgan Chase Bank, N.A., as syndication agent for the lenders party thereto, Royal Bank of Canada, The Royal Bank of Scotland plc, Union Bank, N.A. and Comerica Bank, as co-documentation agents for the lenders party thereto, and the other lenders party thereto (the “Third Amendment”). The Third Amendment, among other things, (i) increases the Borrowing Base (as defined in the Credit Agreement) to $460,000,000 upon consummation of the previously announced acquisition of Rise Energy Operating, LLC, which owns certain operating interests in producing and non-producing oil and gas properties offshore Southern California, from Rise Energy Partners, LP (“Rise”) (the “Acquisition”) and (ii) provides the Partnership with the ability, if necessary, to incur certain indebtedness represented by notes payable to Rise in connection with the Acquisition.

The foregoing summary of the Third Amendment does not purport to be complete, and is qualified in its entirety by reference to the Third Amendment filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Third Amendment above under Item 1.01 is incorporated in this Item 2.03 by reference. A copy of the Third Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement, dated as of December 3, 2012, by and among Memorial Production Partners LP, Memorial Production Operating LLC, Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent for the lenders party thereto, Royal Bank of Canada, The Royal Bank of Scotland plc, Union Bank, N.A. and Comerica Bank, as co-documentation agents for the lenders party thereto, and the other lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: December 4, 2012	By:	/s/ Kyle N. Roane
Kyle N. Roane
General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement, dated as of December 3, 2012, by and among Memorial Production Partners LP, Memorial Production Operating LLC, Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent for the lenders party thereto, Royal Bank of Canada, The Royal Bank of Scotland plc, Union Bank, N.A. and Comerica Bank, as co-documentation agents for the lenders party thereto, and the other lenders party thereto